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                                                                    Exhibit 10.8


                                Playtex Products, Inc.
                                300 Nayala Farms Road
                             Westport, Connecticut  03880








Donaldson, Lufkin & Jenrette International
227 Park Avenue
New York, NY 10172


Ladies & Gentlemen:

          Reference is made to the International Purchase Agreement, dated as of May 27, 1998 ("Purchase Agreement"), by and among Donaldson, Lufkin & Jenrette International (DLJ), Playtex Products, Inc. (Playtex) and the Selling Stockholders listed on Schedule B thereto. (Capitalized terms used but not defined herein shall have the meanings specified in the Purchase Agreement).

          Pursuant to Section 3(j) of the Purchase Agreement, Playtex is required to obtain the consent of DLJ, prior to filing any registration statement to register shares of Playtex common stock (the "Common Stock") held by the Childs Holders (as defined therein) within 180 days from the final Prospectus. Section 1(vii) of the Purchase Agreement and separate letter agreements between DLJ and each of Messrs. John W. Childs and Steven G. Segal (the "Lock Up Agreements") also restrict the sale of securities by Messrs. Childs and Segal for 90 days without the prior written consent of DLJ.

          We have informed you that J. W. Childs Equity Partners, L.P. (the "Fund") and certain other Childs Holders propose to sell an aggregate of 6,000,000 shares of Common Stock to RCBA Playtex, L.P., an affiliate of Richard
C. Blum & Associates, L.P. ("Blum") and possibly other persons identified in and pursuant to a Stock Purchase Agreement to be dated as of June 1, 1998 a copy of which is attached hereto (the "Blum Agreement"). Playtex hereby requests you waive compliance with the restrictions in (a) Section 3(j) and 1(vii) of the Purchase Agreement and (b) the Lock-Up Agreements in connection with the transactions contemplated by the Blum Agreement, provided that the Company continues to agree not to file a resale registration covering any sale of the shares by Blum for the 180-day period in Section 3(j).

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          If you agree, subject to the terms hereof, to waive these
requirements, please indicate your agreement by signing in the space provided below and returning a signed copy to the undersigned.



                              PLAYTEX PRODUCTS, INC.



                              By:
                                 -----------------------------


The undersigned hereby waives compliance with the provision of Article 3(j) and 1(vii) of the Purchase Agreement and Lock-Up Letters.


                              DONALDSON, LUFKIN & JENRETTE
                                    INTERNATIONAL



                              By:
                                 -----------------------------